SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 21, 2012

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 365-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 21, 2012, Extra Space Storage Inc. (the “Company”) issued a press release announcing its financial results for the three months and year ended December 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The information contained in this Item 2.02, including the exhibit referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 21, 2012, the Company entered into a retention agreement (the “Retention Agreement”) with Karl Haas, the Company’s Executive Vice President and Chief Operating Officer.  The Retention Agreement provides that the Company will pay Mr. Haas a retention bonus of $1.2 million if he remains actively employed by the Company on a full-time basis on December 31, 2013, or if Mr. Haas’ employment is earlier terminated by the Company other than for “cause” or by Mr. Haas for “good reason” (as such terms are defined in the Retention Agreement).  Mr. Haas may elect to receive the retention bonus in cash or in shares of the Company’s common stock.

Mr. Haas continues to be an important part of the Company’s management team.  The Company entered into the Retention Agreement to incentivize him to remain with the Company for the next two years.  The Company intends to discuss potential extensions of Mr. Haas’ employment as the Retention Agreement nears completion.

The foregoing description of the Retention Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Retention Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit
10.1	Retention Agreement, dated February 21, 2012, by and between Extra Space Storage Inc. and Karl Haas.
99.1	Press Release dated February 21, 2012.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: February 21, 2012	By	/s/ P. Scott Stubbs
		Name:	P. Scott Stubbs
		Title:	Executive Vice President and Chief Financial Officer

3